TEMPLETON INSTITUTIONAL FUNDS, INC.

[GRAPHIC OMITTED]

TEMPLETON INSTITUTIONAL FUNDS, INC.

TIFI

                                                  EMERGING MARKETS SERIES

                                                     SEMIANNUAL REPORT

[LOGO OMITTED]
TEMPLETON

                                                       JUNE 30, 2002

--------------------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:
       O ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION
         THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

       O ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY
         BANK;

       O ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF
         PRINCIPAL.
--------------------------------------------------------------------------------


INVESTING IN DEVELOPING MARKETS INVOLVES SPECIAL CONSIDERATIONS, WHICH MAY INCLUDE RISKS RELATED TO MARKET AND CURRENCY VOLATILITY, ADVERSE SOCIAL, ECONOMIC, AND POLITICAL DEVELOPMENTS, AND THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. THESE SPECIAL RISK CONSIDERATIONS ARE DISCUSSED IN THE FUND'S PROSPECTUS. THE FUND IS DESIGNED FOR THE AGGRESSIVE PORTION OF A WELL-DIVERSIFIED PORTFOLIO.

                        June 30, 2002


DEAR
Shareholder:


     This is the semiannual report for the Templeton Institutional Funds, Inc.
(TIFI), Emerging Markets Series (the "Fund") for the six-month period ending June 30, 2002. In the six months under review, the Fund returned 7.16% compared with the International Finance Corporation (IFC) Investable Composite Index and the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index, which returned 3.92% and 2.07%, respectively.



[PHOTO OMITTED]

MARK MOBIUS, PH.D., JOINED THE TEMPLETON ORGANIZATION IN 1987 AS PRESIDENT OF TEMPLETON EMERGING MARKETS FUND INC. IN HONG KONG. HE CURRENTLY DIRECTS THE ANALYSTS BASED IN TEMPLETON'S 11 EMERGING MARKETS OFFICES AND MANAGES THE EMERGING MARKETS PORTFOLIOS.



DR. MOBIUS HAS SPENT MORE THAN 30 YEARS WORKING IN ASIA AND OTHER PARTS OF THE EMERGING MARKETS WORLD. AS A RESULT OF HIS EXPERIENCE, IN 1999 DR. MOBIUS WAS APPOINTED JOINT CHAIRMAN OF THE WORLD BANK AND ORGANIZATION FOR ECONOMIC COOPERATION AND DEVELOPMENT (OECD) GLOBAL CORPORATE GOVERNANCE FORUM'S INVESTOR RESPONSIBILITY TASKFORCE.



PRIOR TO JOINING TEMPLETON, FROM 1983 TO 1986 DR. MOBIUS WAS PRESIDENT OF INTERNATIONAL INVESTMENT TRUST COMPANY LTD.--TAIWAN'S FIRST AND LARGEST INVESTMENT MANAGEMENT FIRM. PRIOR TO THIS POSITION, HE SERVED AS A DIRECTOR AT VICKERS DA COSTA, AN INTERNATIONAL SECURITIES FIRM. BEFORE JOINING VICKERS, DR. MOBIUS OPERATED HIS OWN CONSULTING FIRM IN HONG KONG FOR 10 YEARS AND WAS A RESEARCH SCIENTIST FOR MONSANTO OVERSEAS ENTERPRISES COMPANY IN HONG KONG AND THE AMERICAN INSTITUTE FOR RESEARCH IN KOREA AND THAILAND.



DR. MOBIUS EARNED A PH.D. IN ECONOMICS AND POLITICAL SCIENCE FROM THE MASSACHUSETTS INSTITUTE OF TECHNOLOGY, AS WELL AS BACHELOR'S AND MASTER'S DEGREES FROM BOSTON UNIVERSITY. DR. MOBIUS HAS STUDIED AT THE UNIVERSITY OF WISCONSIN, UNIVERSITY OF NEW MEXICO, AND KYOTO UNIVERSITY IN JAPAN.


                           TOTAL RETURNS AS OF 6/30/02
                                                                         CUMULATIVE
                        SIX-        ONE-YEAR    THREE-YEAR   FIVE-YEAR      SINCE
                        MONTH        AVERAGE      AVERAGE     AVERAGE     INCEPTION
                   CUMULATIVE*(1,3) ANNUAL(1,2) ANNUAL(1,2) ANNUAL(1,2) (05/03/93)(1,3)
TIFI Emerging
Markets Series          7.16%         0.99%       -7.84%      -8.03%       8.94%
IFC Investable
Composite Index(4)      3.92%         3.70%       -4.22%      -7.14%      16.44%
MSCI Emerging
Markets Free Index(5)   2.07%         1.31%       -6.30%      -8.40%      15.64%
* Not annualized

(1) Past fee waivers by the Fund's manager and administrator increased the Fund's total returns. Without these waivers, the Fund's total returns would have been lower.
(2) Average annual total return represents the average annual change in value of an investment over the indicated periods.
(3) Cumulative total return represents the change in value of an investment over the indicated periods.
(4) Source: International Finance Corporation (IFC). The IFC Investable Composite Index measures the performance of emerging market stocks. The index tracks approximately 2,000 stocks in countries such as Brazil, Mexico, China, and South Korea. It includes reinvested dividends.
(5) Source: Morgan Stanley Capital International (MSCI). The MSCI Emerging Markets Free Index measures the performance of securities located in 25 emerging market countries such as Brazil, China, Korea, and Poland. It includes reinvested dividends.

Indices are unmanaged, do not contain cash, and do not include management or other operating expenses. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

All calculations assume reinvestment of distributions at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions; currency volatility; and the economic, social, and political climates of the countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 13.

TEMPLETON INSTITUTIONAL FUNDS, INC. EMERGING MARKETS SERIES
LETTER CONTINUED ...


PORTFOLIO CHANGES AND INVESTMENT STRATEGIES

     During the period, the Fund's exposure to South Africa increased as a result of additional purchases as well as currency appreciation. In Europe, we added positions in Russia and Hungary. We believe that Russia's continued economic recovery, combined with the implementation of key reforms, provide attractive investment opportunities. Political stability after the installation of President Putin has benefited Russia. The Fund's exposure to South Korea increased substantially during the period, as we continued to search for value stocks that we believe will benefit from the nation's improving macroeconomic fundamentals.

     The Fund's exposure to Taiwan fell slightly during the six months under review, as we undertook selective selling of stocks that we believed were fully valued. Moreover, the Fund reduced its exposure to Thailand's banking sector because of continued high non-performing loans. The Fund's relative exposure to Latin America as a region fell as we undertook selective sales in Mexico and numerous Asian and Eastern European markets outperformed Latin American markets. As a result of the strong performance of the China "H" shares (Hong Kong-listed Chinese securities) as a group, we locked in profits on selective shares. Divestment of the Fund's smaller holdings in markets such as Chile, Portugal, Estonia, Finland, and Spain, as well as sales in Singapore and Hong Kong, allowed the Fund to focus on larger markets such as Korea.

     We also reduced our exposure to the Czech Republic through the sale of CEZ because of concerns over the transparency of the company as a result of the pending privatization. The MSCI Turkey Index returned -38.31% during the six-month period.(1) The Fund's exposure to Turkey fell mainly as a result of the Turkish market's weak performance during the period. The Fund still held 5.00% in Turkey at period end, as over the longer term we believe that the implementation of key reforms should help an eventual recovery.

     As of June 30, 2002, within the Fund's top 10 holdings, Lukoil Holdings (Russia), Korea Electric Power Corp. (South Korea), Siam Cement (Thailand), Barloworld (South Africa), and OMV (Austria) replaced Tupras (Turkey), Banco Bradesco (Brazil), Cemex SA (Mexico), San Miguel (Philippines), and PKN (Poland).



                       GEOGRAPHIC DISTRIBUTION ON 6/30/02
               (EQUITY ASSETS AS A PERCENTAGE OF TOTAL NET ASSETS)



[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Latin America                     11.5%
Europe                            11.5%
Middle-East/Africa                16.5%
Asia                              56.5%

                        FUND ASSET ALLOCATION ON 6/30/02

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Equity*                                    96.0%
Short-Term Investments &
Other Net Assets                            4.0%

*EQUITY INCLUDES CONVERTIBLE AND PREFERRED SECURITIES.

                       INDUSTRY DIVERSIFICATION ON 6/30/02
               (EQUITY ASSETS AS A PERCENTAGE OF TOTAL NET ASSETS)

 Financials                        16.9%

 Consumer Staples                  14.4%

 Industrials                       13.9%

 Energy                            12.2%

 Telecommunication Services         9.3%

 Materials                          8.5%

 Information Technology             7.2%

 Consumer Discretionary             7.1%

 Utilities                          4.2%

 Health Care                        2.3%





                     10 LARGEST EQUITY POSITIONS ON 6/30/02
                        (PERCENTAGE OF TOTAL NET ASSETS)

 South African Breweries PLC        3.1%

 PT Telekomunikasi
 Indonesia TBK, B                   2.9%

 Kimberly Clark de Mexico
 SA de CV, A                        2.2%

 Akbank                             2.2%

 Siam Cement Public Co.
 Ltd., Ord. & fgn.                  1.9%

 Korea Electric Power Corp.         1.9%

 Samsung Electronics Co. Ltd.       1.8%

 Barloworld Ltd.                    1.7%

 OMV AG                             1.6%

 Lukoil Holdings, ADR               1.6%



ECONOMIC CONDITIONS

     In Asia, the hosting of the 2002 World Cup drew considerable attention to Japan and Korea. The Reuters/Benchmark Quarterly Asia Fund Manager's Survey Poll also rated Korea as the most attractive investment destination. Confident of Korea's recovery and economic policies, Moody's Investors Service raised the country's sovereign rating by two notches. Citing improved domestic demand and industrial production, the Korean government also raised its 2002 growth forecast to 5.0%-5.9% from 4.0%-4.9%. We expect Korea's faster-than-expected economic recovery, if sustained, to continue to attract capital inflows in the future. Greater export demand for Taiwan's products from the United States, as well as neighboring Asian economies, enabled Taiwan's economy to end three quarters of annual declines. Taiwan's gross domestic product (GDP) grew 0.9% year-on-year in the first quarter of 2002 as a result of strengthening export demand and its electronics industry. This compared to a 1.9% year-on-year decline in the last quarter of 2001. We believe exports may be a key driver of growth during the remainder of 2002 and into 2003.

     Many Southeast Asian markets recorded strong performance over the last six months, with Indonesia and Thailand MSCI indices returning 65.25% and 37.55%, respectively, in U.S. dollar terms.(1) Improving macroeconomic fundamentals, strengthening currencies, low interest rates, and strong domestic consumer markets have all played a part in attracting investments to both Indonesia and Thailand. As expected, CALPERS' decision to add these countries to its list of non-investable markets did not have any considerable impact.

     In South Africa, the government's inquiry into the rapid devaluation of the rand in the last quarter of 2001 was concluded with no significant explanations. Improving confidence in emerging markets in general and some weakness in the U.S. dollar led the rand to rebound from its low this year. The recovery has allowed our investments to record greater U.S. dollar returns despite steady stock prices in rand terms.

     Mexico's macroeconomic stability and tight fiscal policy continue to make it one of the best emerging markets in Latin America. Its proximity to the United States and the NAFTA agreement

TEMPLETON INSTITUTIONAL FUNDS, INC. EMERGING MARKETS SERIES
LETTER CONTINUED



should enable it to benefit from the anticipated recovery in the United States later this year. We believe that Mexico's strengthening economy could continue to attract investors wishing to maintain exposure to the emerging markets asset class. In Brazil, foreign domestic investment flows in the first four months of 2002 registered US$6.7 billion. We believe that the country's improving trade and fiscal accounts could allow the country to benefit from greater capital inflows provided there is a stable political environment.

POLITICAL CLIMATE

     In Latin America, attention was once again focused on Argentina as the government closed its financial markets for approximately one week in April 2002 and installed its sixth economy minister in 12 months. Argentinean investments continued to warrant caution as the country sought to comply with the conditions of the International Monetary Fund (IMF) for the release of US$9.5 billion in loans that were suspended in December 2001. At the time of writing this report, Economy Minister Roberto Lavagna announced that the country had met most of the IMF's conditions and had proposed new negotiations with the IMF. Unlike in the past, contagion from Argentina did not greatly impact neighboring Brazil, as its financial markets decoupled from Argentina's markets. Brazil's presidential elections scheduled for this year may divert attention away from the implementation of needed reforms. However, over the long term, we expect Brazil to continue working toward achieving economic recovery and attracting foreign investment.

     As a region, Eastern Europe was the top-performing emerging markets region, with the MSCI Emerging Markets Eastern Europe Index returning 12.78% in U.S. dollar terms during the period.(1) The main driver for all Eastern European markets is the "convergence story." We estimate that the first group of countries should be ready to join the European Union (EU) in 2004-05 and join the European Monetary Union in 2007-08. We believe this could lead to falling inflation and interest rates, as well as higher asset prices as countries become a common EU market. We have seen EU convergence result in market rallies in Portugal, Spain, and Greece. In Southern Europe, Turkey continued to pass key reforms, such as the tax law, to fulfill the IMF's conditions for the release of additional funds. We believe that continued efforts on the reform front should allow Turkey to strengthen its social and financial standing. However, concerns over the ailing health of Prime Minister Ecevit could lead to some short-term volatility.

     Taiwanese President Chen Shui-bian won his bid to become leader of the ruling party. Democratic Progressive Party (DPP) members voted unanimously in support of a controversial amendment to the party's charter. According to the amendment, whenever the president is a DPP member, he will also head the party. Greater political stability in both Indonesia and Thailand have led to improved investor confidence in these countries and thus greater investment inflows. As efforts continued to develop regional and international relations, Chinese President Jiang Zemin visited neighboring Vietnam. Both nations pledged to improve political and economic ties. U.S. President Bush also visited the mainland during February. While no formal agreements were undertaken, continued dialogue is a positive sign. President Jiang Zemin also met Russian President Putin in a bid to improve ties between the two nations.

OUTLOOK

     After a strong start in the first quarter, many stock markets took a break in the second quarter. However, economically, most emerging markets continued to record high growth rates, build foreign reserves, and develop trade relations. Increased confidence in emerging markets as an asset class has also led to more capital investments into markets such as Korea and China. Over the long term, we believe that emerging markets have the potential to record positive economic performance if they reform and liberalize their economies. We will seek to position the Fund in a manner that seeks to benefit from these trends.

     This discussion reflects our views, opinions, and portfolio holdings as of June 30, 2002, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the Fund's portfolio composition. Although past performance is not predictive of future results, these insights may help you better understand our investment and management philosophy.

     Of course, it should be remembered that investing in foreign securities involves special risks related to market and currency volatility, and economic, social, political, and



TOTAL RETURN INDEX COMPARISON
$5,000,000 INVESTMENT: 5/03/93-6/30/02

Periods ended June 30, 2002

                                            SINCE
              SIX-   ONE-   THREE-  FIVE-  INCEPTION
             MONTH*  YEAR    YEAR   YEAR  (05/03/93)
Average
Annual
Total
Return(1,2)   7.16% 0.99%  -7.84% -8.03%    0.94%

Cumulative
Total
Return(1,3)   7.16% 0.99%  -21.74%-34.19%   8.94%



* NOT ANNUALIZED

(1) PAST FEE WAIVERS BY THE FUND'S MANAGER AND ADMINISTRATOR INCREASED THE FUND'S TOTAL RETURNS. WITHOUT THESE WAIVERS, THE FUND'S TOTAL RETURNS WOULD HAVE BEEN LOWER.

(2) AVERAGE ANNUAL TOTAL RETURN REPRESENTS THE AVERAGE ANNUAL CHANGE IN VALUE OF AN INVESTMENT OVER THE INDICATED PERIODS.

(3) CUMULATIVE TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE INDICATED PERIODS.

(4) SOURCE: INTERNATIONAL FINANCE CORPORATION (IFC). THE IFC INVESTABLE COMPOSITE INDEX MEASURES THE PERFORMANCE OF EMERGING MARKET STOCKS. THE INDEX TRACKS APPROXIMATELY 2,000 STOCKS IN COUNTRIES SUCH AS BRAZIL, MEXICO, CHINA, AND SOUTH KOREA. IT INCLUDES REINVESTED DIVIDENDS.

(5) SOURCE: MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI). THE MSCI EMERGING MARKETS FREE INDEX MEASURES THE PERFORMANCE OF SECURITIES LOCATED IN 25 EMERGING MARKET COUNTRIES SUCH AS BRAZIL, CHINA, KOREA, AND POLAND. IT INCLUDES REINVESTED DIVIDENDS.

INDICES ARE UNMANAGED, DO NOT CONTAIN CASH, AND DO NOT INCLUDE MANAGEMENT OR OTHER OPERATING EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX, NOR IS AN INDEX REPRESENTATIVE OF THE FUND'S PORTFOLIO.

ALL CALCULATIONS ASSUME REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS; CURRENCY VOLATILITY; AND THE ECONOMIC, SOCIAL, AND POLITICAL CLIMATES OF THE COUNTRIES WHERE THE FUND INVESTS. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES.



[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                 TIFI - Emerging Markets Series    IFC Investable Composite        MSCI Emerging Markets Free
                                            (1)                         (4)                               (5)
      INCEPT                         $5,000,000                  $5,000,000                        $5,000,000
      May-93                          5,010,000                   5,106,768                         5,187,256
      Jun-93                          5,030,000                   5,249,573                         5,341,071
      Jul-93                          5,040,000                   5,413,527                         5,482,149
      Aug-93                          5,415,000                   5,854,433                         5,945,053
      Sep-93                          5,590,000                   6,091,502                         6,162,494
      Oct-93                          5,840,000                   6,614,788                         6,715,410
      Nov-93                          6,040,000                   7,034,142                         7,012,583
      Dec-93                          6,646,555                   8,235,806                         8,171,735
      Jan-94                          6,726,995                   8,291,800                         8,320,410
      Feb-94                          6,596,275                   8,077,693                         8,172,393
      Mar-94                          6,256,985                   7,261,344                         7,432,880
      Apr-94                          5,912,190                   7,123,171                         7,284,205
      May-94                          5,917,260                   7,291,355                         7,533,503
      Jun-94                          5,775,290                   7,032,533                         7,325,849
      Jul-94                          5,993,320                   7,537,289                         7,781,358
      Aug-94                          6,485,155                   8,506,919                         8,747,126
      Sep-94                          6,556,145                   8,717,199                         8,846,534
      Oct-94                          6,373,605                   8,429,373                         8,686,957
      Nov-94                          6,130,220                   8,112,109                         8,235,284
      Dec-94                          5,889,315                   7,247,851                         7,573,856
      Jan-95                          5,458,515                   6,279,026                         6,768,071
      Feb-95                          5,342,935                   6,197,855                         6,594,477
      Mar-95                          5,516,645                   6,181,739                         6,636,375
      Apr-95                          5,706,150                   6,442,175                         6,934,093
      May-95                          5,895,650                   6,682,265                         7,302,982
      Jun-95                          5,937,765                   6,721,743                         7,324,583
      Jul-95                          6,211,490                   6,936,253                         7,488,997
      Aug-95                          6,043,045                   6,750,344                         7,312,592
      Sep-95                          5,995,670                   6,701,198                         7,277,886
      Oct-95                          5,779,845                   6,446,405                         6,999,288
      Nov-95                          5,742,995                   6,414,178                         6,874,468
      Dec-95                          5,817,160                   6,637,349                         7,179,365
      Jan-96                          6,374,525                   7,202,731                         7,689,687
      Feb-96                          6,271,475                   7,034,144                         7,567,424
      Mar-96                          6,347,425                   7,136,868                         7,626,365
      Apr-96                          6,515,605                   7,422,680                         7,931,287
      May-96                          6,624,110                   7,360,039                         7,895,872
      Jun-96                          6,634,960                   7,446,447                         7,945,177
      Jul-96                          6,331,150                   6,957,805                         7,402,175
      Aug-96                          6,461,355                   7,172,919                         7,591,646
      Sep-96                          6,580,705                   7,278,865                         7,657,412
      Oct-96                          6,564,430                   7,122,363                         7,453,189
      Nov-96                          6,776,010                   7,227,705                         7,578,073
      Dec-96                          6,914,455                   7,259,731                         7,612,348
      Jan-97                          7,425,405                   7,772,341                         8,131,584
      Feb-97                          7,708,425                   8,152,419                         8,479,822
      Mar-97                          7,552,475                   7,951,605                         8,257,075
      Apr-97                          7,624,880                   7,816,051                         8,271,662
      May-97                          7,986,905                   8,081,721                         8,508,400
      Jun-97                          8,276,530                   8,430,982                         8,963,744
      Jul-97                          8,655,265                   8,515,779                         9,097,554
      Aug-97                          7,886,655                   7,428,118                         7,939,897
      Sep-97                          8,254,250                   7,663,978                         8,159,896
      Oct-97                          6,717,020                   6,409,543                         6,820,959
      Nov-97                          6,221,320                   6,102,582                         6,572,079
      Dec-97                          6,131,710                   6,189,595                         6,730,453
      Jan-98                          5,635,020                   5,782,124                         6,202,581
      Feb-98                          6,190,840                   6,371,878                         6,849,980
      Mar-98                          6,433,870                   6,621,435                         7,147,242
      Apr-98                          6,445,740                   6,638,757                         7,069,384
      May-98                          5,537,640                   5,810,927                         6,100,591
      Jun-98                          5,003,460                   5,218,539                         5,460,662
      Jul-98                          5,039,075                   5,424,791                         5,633,800
      Aug-98                          3,869,820                   3,900,056                         4,004,844
      Sep-98                          4,065,685                   4,085,160                         4,258,891
      Oct-98                          4,677,020                   4,558,089                         4,707,360
      Nov-98                          5,181,520                   4,900,701                         5,098,863
      Dec-98                          5,026,100                   4,825,773                         5,024,969
      Jan-99                          4,784,170                   4,709,354                         4,943,895
      Feb-99                          4,784,170                   4,793,949                         4,991,985
      Mar-99                          5,452,930                   5,347,647                         5,649,880
      Apr-99                          6,518,095                   6,082,823                         6,348,889
      May-99                          6,342,585                   5,972,647                         6,311,954
      Jun-99                          6,959,900                   6,625,443                         7,028,309
      Jul-99                          6,651,240                   6,529,165                         6,837,382
      Aug-99                          6,415,210                   6,601,072                         6,899,589
      Sep-99                          6,130,760                   6,418,184                         6,666,093
      Oct-99                          6,306,275                   6,529,367                         6,808,032
      Nov-99                          6,838,855                   7,113,680                         7,418,471
      Dec-99                          7,870,005                   8,066,992                         8,361,953
      Jan-00                          7,516,160                   8,065,783                         8,411,790
      Feb-00                          7,247,725                   8,057,928                         8,522,885
      Mar-00                          7,342,660                   8,188,648                         8,564,479
      Apr-00                          6,707,885                   7,329,399                         7,752,629
      May-00                          6,170,765                   7,134,225                         7,432,120
      Jun-00                          6,628,535                   7,338,060                         7,693,916
      Jul-00                          6,347,770                   6,984,773                         7,298,221
      Aug-00                          6,469,845                   7,012,568                         7,334,105
      Sep-00                          5,835,065                   6,385,353                         6,693,721
      Oct-00                          5,346,775                   5,866,702                         6,208,426
      Nov-00                          5,066,010                   5,350,266                         5,665,624
      Dec-00                          5,350,535                   5,505,156                         5,802,391
      Jan-01                          5,956,020                   6,204,681                         6,601,353
      Feb-01                          5,486,460                   5,732,960                         6,084,459
      Mar-01                          4,973,650                   5,236,465                         5,486,847
      Apr-01                          5,233,145                   5,548,058                         5,757,962
      May-01                          5,418,495                   5,717,451                         5,826,690
      Jun-01                          5,393,780                   5,616,138                         5,707,087
      Jul-01                          5,078,680                   5,230,422                         5,346,453
      Aug-01                          5,097,215                   5,159,322                         5,293,716
      Sep-01                          4,460,835                   4,355,060                         4,474,357
      Oct-01                          4,596,765                   4,629,794                         4,752,031
      Nov-01                          4,874,795                   5,172,212                         5,248,159
      Dec-01                          5,083,225                   5,602,441                         5,664,733
      Jan-02                          5,347,450                   5,802,248                         5,856,699
      Feb-02                          5,341,160                   5,914,236                         5,952,916
      Mar-02                          5,661,385                   6,326,337                         6,310,992
      Apr-02                          5,850,515                   6,384,144                         6,351,953
      May-02                          5,812,690                   6,275,379                         6,250,747
      Jun-02                          5,447,030                   5,821,987                         5,781,804

TEMPLETON INSTITUTIONAL FUNDS, INC. EMERGING MARKETS SERIES letter continued



other factors in the countries where the Fund invests. Emerging market securities involve heightened risks related to the same factors, in addition to those associated with these markets' relatively small size and lesser liquidity. Investing in any emerging market means accepting a certain amount of volatility and, in some cases, the consequences of severe market corrections. While short-term volatility can be disconcerting, declines in excess of 50% are not unusual in emerging markets. For example, the Mexican Bolsa Index has increased 26.66% in U.S. dollar terms since June 1992, but has suffered numerous declines of more than 15 percent during that time.(2) These special risks and other considerations are discussed in the Fund's prospectus. The Fund's definition of "emerging markets," as used by the Fund's manager, may differ from the definition of the same term used in managing other Franklin Templeton funds. The Fund invests, under normal circumstances, at least 80% of its net assets in securities issued by emerging market countries.


Thank you for your continued support.

Best regards,

/s/ DONALD F. REED
Donald F. Reed, CFA, CIC
President
Templeton Institutional Funds, Inc.

/s/ MARK MOBIUS
For the Investment Adviser,
Mark Mobius, Ph.D.
Managing Director
Templeton Asset Management Ltd



1. Source: Morgan Stanley Capital International (MSCI). To construct an MSCI Country Index, every listed security in the market is identified, and data on its price, outstanding shares, free float, and trading volume are collected. Every security's market cap is then free float adjusted to best represent the actual number of shares available for purchase by foreign investors. The float-adjusted securities are then put in their appropriate industry group, and stocks are selected, targeting 85% of the free float adjusted market cap of each industry group. Selection criteria include size, liquidity, float, and diversity. By targeting 85% of the free float adjusted market cap of each industry group, the MSCI country index captures 85% of the free float adjusted market cap of a country.
2. Source: Mexico Bolsa Index. Based on quarterly percentage price change since June 30, 1992 through June 30, 2002. Market return is measured in U.S. dollars and does not include reinvested dividends.

FOR THE MOST CURRENT PORTFOLIO INFORMATION, CALL 1-800-362-6243.

THE FOLLOWING ARE DR. MOBIUS'S THOUGHTS REGARDING A RECENT VISIT TO CHINA WITH THE EMERGING MARKETS RESEARCH TEAM.

COUNTRY
--------------------------------------------------------------------------------
FOCUS

     CHINA--An observation during our recent visits to Shenzhen (across the border from Hong Kong), Shanghai, and Beijing confirm what China's economic growth numbers show: China continues to grow at a very rapid pace. However, in recent publications, some observers have questioned China's economic growth numbers, believing that local officials often inflate the numbers to make themselves and their areas look stronger than they actually are.

     At Templeton, we believe that the growth number may actually be UNDERestimated. Why? Simply because China's economy is shifting from being government-dominated--where the main producers of wealth were government-owned enterprises--to an environment in which the major producers of wealth are privately owned enterprises. With this shift, combined with the efforts by private entrepreneurs to hide their wealth and reduce their taxes, a substantial portion of the economy does not show up in state-gathered statistics.

     The growing domestic consumption is reflected in the booming retail sector. High-fashion designer stores can be found on the streets of Beijing, Shanghai, Shenzhen, and Guangzhou, among other cities. One Hong Kong real estate magnate, who owns a new shopping center in Shanghai, told us that one of his Parisian fashion tenants originally opened his store on the ground floor of his center and within one year needed to triple the amount of space.

     In addition, many firms have been growing indigenous high fashion brands. For example, in 1993, one Chinese-owned Canadian company decided to concentrate its efforts on building its Chinese presence by opening a retail outlet in China. The company sold high-end fashion clothing and accessories, including its own brand of

TEMPLETON INSTITUTIONAL FUNDS, INC. EMERGING MARKETS SERIES letter continued



perfume, shoes, and handbags. All goods were manufactured in China, with leather goods imported from Italy and perfume specially manufactured in France. Today, the company has experienced so much success it has more than 200 retail outlets in China. Public figures such as Kate Moss, Claudia Schiffer, and Tiger Woods serve as spokespersons, and consumer surveys show that the firm's brand ranks in quality and presence with other major international designers, such as Chanel, Lanvin, and Louis Vuitton.

     Another firm we visited produces baby strollers and is China's largest retailer and distributor of infant and children products. Although more than 60% of the company's revenues still come from exports to the United States, domestic sales are growing very quickly with nearly 40% of revenues generated from these sources. The company's exports are original equipment manufacturers for major brands, but the company uses its own brand for domestic sales. Currently, the company has 14 flagship retail outlets in China, 100 dedicated sales counters in department stores, and 205 franchised stores, in addition to supplies to wholesalers who sell through 8,000 non-exclusive sales outlets. The company has 42 customer service/logistics support centers throughout the country, and eight dedicated manufacturing plants in Shanghai and Kunshan employ more than 7,000 workers. The firm continues to expand as more and more Chinese gain the income to purchase products for their children.

     In addition to such homegrown firms, one firm we visited came from Taiwan. Taiwanese firms have been particularly successful in China. The main reason is Taiwanese speak Mandarin and are well prepared to adapt to the local culture. We visited one light fixture manufacturer in Donguan, which was situated midway between Hong Kong and Guangzhou. Prior to arriving at the factory, we visited a hotel decorated with light fixtures manufactured by the firm. We were impressed by the variety and style of the figures installed--from a lavish stained glass chandelier in the hotel lobby, to the art deco style wall fittings in the restaurant. At the factory, we were taken into a showroom with hundreds of outdoor light fixtures, ceiling-mounted fixtures, chandeliers, pendants, and indoor lamps that were being shipped to large U.S. customers such as Home Depot and Kohl's. Another showroom featured fixtures designed for the European market. The company is also trying to penetrate the hotel market by working with architects in the United States.

     Although the company's emphasis has been on exports, the firm is planning a push into the domestic China market. During our visit, we were able to see one of the company's model retail outlets, which will be the prototype for outlets throughout the country. One flagship store has already been opened in Beijing. The company also has eight franchise stores in Beijing, Shanghai, Guangzhou, and Dalian, as well as logistics centers in Beijing, Shanghai, and Guangzhou.

     The growing consumerism in China is also evidenced by the growth in automobile ownership. Although on a per capita basis, China is far behind the more developed world. According to the latest figures, for every 1,000 people in the United States, more than 500 own automobiles; in Japan, for every 1,000, more than 400 own cars. While only five of 1,000 own automobiles in China, the actual number of automobiles moving on China's roads is skyrocketing.

     This rapid growth means more gasoline is needed and companies like PetroChina are benefiting. During our China research trip, we visited PetroChina. The company's managers were upbeat about earnings this year due to higher-than-expected crude oil prices and "coordination" of prices with its major competitor, Sinopec. Petrochemical prices have already increased by 20% to 30% over last year's average and could likely continue to rise. PetroChina closed down a number of small and inefficient refineries. The company reports that is has also reduced its lifting costs from US$4.68 to US$4.38 per barrel, and has targeted US$4.15 in six years. To further boost efficiency, the company reached an agreement with workers on a voluntary early retirement program. The agreement entails paying retirees a lump sum that suffices for the balance

TEMPLETON INSTITUTIONAL FUNDS, INC. EMERGING MARKETS SERIES letter continued



of pension contributions until the retiree reaches the legal retirement age. Because the company's pension scheme was a defined contribution plan, it would be the provincial government's obligation in the future. Some workers misunderstood the terms that they were offered and protested. However, once those terms were clarified, the workers were willing to accept them.



[GRAPHIC OMITTED]

     Of course, once China's automobiles have gasoline, the need for better roads will arise. The Chinese government supports building expressways on a build, operate, transfer basis with companies such as Shenzhen Expressway operating them. We visited its offices in Shenzhen and were advised that revenues and profits were up because of strong traffic growth on the expressways. Looking forward, we believe there are some risks. The government plans to unify toll road rates in the Guangdong province starting in 2003. This will result in a rate cut for the Shenzhen Expressway. Jiangsu Expressway operates five expressways. In 2001, reported revenues were up 18.6% and reported net profit was up 22.2%, mainly as a result of the strong toll income growth.

     China's consumption revolution is expected to power the economy and gradually augment, perhaps even replace, the dominant role export-oriented growth that has been so essential to the country's recent growth. This is significant, particularly for China's Asian neighbors who are concerned about a possible slowdown in the U.S. economy.



* THIS LETTER REFLECTS OUR OPINIONS AS OF THE CLOSE OF THE PERIOD. HOWEVER, MARKET AND ECONOMIC CONDITIONS ARE CHANGING CONSTANTLY, WHICH CAN BE EXPECTED TO AFFECT OUR STRATEGIES AND THE FUND'S PORTFOLIO COMPOSITION.

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
Financial Highlights

                                                         SIX MONTHS
                                                            ENDED
                                                        JUNE 30, 2002                   YEAR ENDED DECEMBER 31,
                                                                      -----------------------------------------------------------
                                                        (UNAUDITED)        2001        2000        1999        1998        1997
                                                        -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(for a share outstanding throughout the period)
Net asset value, beginning of period ..............           $8.08       $8.66      $12.90       $8.31      $10.37      $12.45
                                                         ------------------------------------------------------------------------
Income from investment operations:
 Net investment income ............................             .09         .15         .13         .10         .18         .18
 Net realized and unrealized gains (losses) .......             .49        (.58)      (4.26)       4.59       (2.05)      (1.60)
                                                         ------------------------------------------------------------------------
Total from investment operations ..................             .58        (.43)      (4.13)       4.69       (1.87)      (1.42)
                                                         ------------------------------------------------------------------------
Less distributions from:
 Net investment income ............................            (.02)       (.15)       (.11)       (.10)       (.19)       (.18)
 Net realized gains ...............................              --          --          --          --          --        (.48)
                                                         ------------------------------------------------------------------------
Total distributions ...............................            (.02)       (.15)       (.11)       (.10)       (.19)       (.66)
                                                         ------------------------------------------------------------------------
Net asset value, end of period ....................           $8.64       $8.08       $8.66      $12.90       $8.31      $10.37
                                                         ========================================================================
Total return* .....................................            7.16%      (5.00)%    (32.01)%     56.58%     (18.03)%    (11.32)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .................      $1,308,406  $1,274,579  $1,676,028  $2,608,708  $1,733,607  $1,923,881
Ratios to average net assets:
 Expenses .........................................            1.48%**     1.45%       1.47%       1.43%       1.51%       1.57%
 Net investment income ............................            2.01%**     1.85%       1.21%       1.02%       2.03%       1.42%
Portfolio turnover rate ...........................           28.34%      64.92%      82.86%      49.35%      38.11%      24.72%




*Total return is not annualized.
**Annualized.
+Based on average weighted shares outstanding effective year ended
 December 31, 1999.

                       See notes to financial statements.

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
STATEMENT OF INVESTMENTS, JUNE 30, 2002 (UNAUDITED)

                                                                                                       SHARES/
                                                                               INDUSTRY                RIGHTS     VALUE
----------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS 92.2%
     ARGENTINA .9%
    *Molinos Rio de la Plata SA, B ..............................            Food Products           3,454,816   $ 4,461,337
    *Perez Companc SA, B, ADR ...................................              Oil & Gas               239,021     1,362,420
     Quilmes Industrial SA, B, ADR ..............................              Beverages               659,280     6,447,758
                                                                                                                 -----------
                                                                                                                  12,271,515
                                                                                                                 -----------
     AUSTRIA 2.7%
     BBAG Oesterreichische Brau-Beteiligungs AG .................              Beverages                59,343     3,369,897
     Erste Bank Der Oester Sparkassen AG ........................                Banks                  55,612     3,973,619
     Mayr-Melnhof Karton AG .....................................       Containers & Packaging          50,347     3,631,234
     OMV AG .....................................................              Oil & Gas               213,602    20,989,767
     Wienerberger Baustoffindustrie AG ..........................          Building Products           170,701     2,992,359
                                                                                                                 -----------
                                                                                                                  34,956,876
                                                                                                                 -----------
     BRAZIL 1.4%
     Centrais Eletricas Brasileiras SA (Electrobas) .............         Electric Utilities       824,757,000     8,592,929
    *Cia Vale do Rio Doce, ADR ..................................           Metals & Mining             92,800     2,567,776
     Embraer-Empresa Brasileira de Aeronautica SA ...............         Aerospace & Defense          197,900       973,348
     Embraer-Empresa Brasileira de Aeronautica SA, ADR ..........         Aerospace & Defense          193,678     4,144,716
     Souza Cruz SA ..............................................               Tobacco                  3,000        15,554
     Unibanco Uniao de Bancos Brasileiros SA, GDR ...............                Banks                 148,100     2,443,650
                                                                                                                 -----------
                                                                                                                  18,737,973
                                                                                                                 -----------
     CHINA 4.3%
     China Everbright Ltd. ......................................       Diversified Financials       5,176,000     2,853,454
    *China Mobile (Hong Kong) Ltd. ..............................Wireless Telecommunication Services 2,978,000     8,819,518
     China Petroleum & Chemical Corp., H ........................              Oil & Gas            91,416,000    16,290,904
     China Resources Enterprise Ltd. ............................            Distributors           11,614,000    13,624,203
     China Shipping Development Co. Ltd., H .....................               Marine               9,036,000     1,946,228
     Guangshen Railway Co. Ltd., H ..............................             Road & Rail           21,216,000     4,025,626
     PetroChina Co. Ltd., H .....................................              Oil & Gas            19,956,000     4,247,073
     Qingling Motors Co. Ltd., H ................................             Automobiles            8,970,000     1,242,008
     TCL International Holdings Inc. ............................         Household Durables         7,118,000     2,007,654
     Travelsky Technology Ltd., H ...............................      IT Consulting & Services      2,551,000     1,749,736
                                                                                                                 -----------
                                                                                                                  56,806,404
                                                                                                                 -----------
     CROATIA .6%
     Pliva D D, GDR, Reg S ......................................           Pharmaceuticals            511,300     7,480,319
                                                                                                                 -----------
    *CZECH REPUBLIC .1%
     Unipetrol ..................................................              Chemicals               660,000       870,501
                                                                                                                 -----------
     EGYPT .7%
    *Al Ahram Beverages Co., GDR ................................              Beverages               362,448     2,899,584
     Commercial International Bank Ltd. .........................                Banks               1,148,641     6,901,270
                                                                                                                 -----------
                                                                                                                   9,800,854
                                                                                                                 -----------
     GREECE .7%
     Coca-Cola Hellenic Bottling Company SA .....................              Beverages               300,300     5,083,296
     Hellenic Telecommunications Organization SA ................   Diversified Telecommunication
                                                                              Services                 266,940      4,218,061
                                                                                                                 -----------
                                                                                                                   9,301,357
                                                                                                                 -----------
     HONG KONG 7.6%
     Beijing Enterprises Holdings Ltd. ..........................      Industrial Conglomerates      4,592,000     5,239,623
     Cheung Kong Holdings Ltd. ..................................             Real Estate            1,590,000    13,250,085
     Cheung Kong Infrastructure Holdings Ltd. ...................       Construction Materials         821,000     1,320,976
     China Merchants Holdings International Co. Ltd. ............      Industrial Conglomerates     14,776,000    11,366,227
     China Travel International Investment Hong Kong Ltd. .......    Hotels Restaurants & Leisure    8,502,000     1,591,410
     Citic Pacific Ltd. .........................................      Industrial Conglomerates      9,044,000    19,595,459
     Cosco Pacific Ltd. .........................................    Transportation Infrastructure  17,716,000    14,082,039
    *Dairy Farm International Holdings Ltd. .....................        Food & Drug Retailing       8,613,619     7,493,849
     Giordano International Ltd. ................................          Specialty Retail          6,866,000     4,225,258
     Hang Lung Group Ltd. .......................................             Real Estate            4,199,000     3,956,776
     Henderson Investment Ltd. ..................................             Real Estate            3,681,000     3,091,116

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
STATEMENT OF INVESTMENTS, JUNE 30, 2002 (UNAUDITED) (CONT.)


                                                                                                       SHARES/
                                                                               INDUSTRY                RIGHTS     VALUE
----------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     HONG KONG (CONT.)
     MTR Corp. Ltd. ......................................                    Road & Rail            5,133,675   $ 6,647,493
     Shanghai Industrial Holdings Ltd. ...................             Industrial Conglomerates      3,707,000     7,152,655
    *Smartone Telecommunications Holdings Ltd. ...........      Wireless Telecommunication Services    284,000       320,412
                                                                                                                 -----------
                                                                                                                  99,333,378
                                                                                                                 -----------
     HUNGARY 2.2%
     Egis RT .............................................                  Pharmaceuticals             40,600     2,358,465
     Gedeon Richter Ltd. .................................                  Pharmaceuticals            174,971    10,022,947
     Matav RT ............................................  Diversified Telecommunication Services   1,923,628     6,153,685
     Mol Magyar Olaj-Es Gazipari RT ......................                     Oil & Gas               566,204    10,712,400
                                                                                                                 -----------
                                                                                                                  29,247,497
                                                                                                                 -----------
     INDIA 3.2%
     Bharat Heavy Electricals Ltd. .......................               Electrical Equipment          491,418     1,786,243
     Grasim Industries Ltd. ..............................             Industrial Conglomerates      1,352,907     8,772,021
     Hindalco Industries Inc. ............................                  Metals & Mining             57,600       837,652
     Hughes Software Systems Ltd. ........................             IT Consulting & Services        185,845       836,417
     ITC Ltd. ............................................                      Tobacco                696,800     9,125,712
     Mahanagar Telephone Nigam Ltd. ......................  Diversified Telecommunication Services   1,887,244     5,498,345
    *Reliance Industries Ltd. ............................                     Chemicals               661,300     3,647,572
     Satyam Computers Services Ltd. ......................             IT Consulting & Services      2,138,800    10,078,975
     Tata Power Co. Ltd. .................................                Electric Utilities           410,538     1,093,984
                                                                                                                 -----------
                                                                                                                  41,676,921
                                                                                                                 -----------
     INDONESIA 5.3%
     PT Gudang Garam TBK .................................                      Tobacco              6,086,000     7,369,138
     PT Indofoods Sukses Makmur TBK ......................                   Food Products          78,613,100     9,699,195
     PT Indosat (Persero) TBK ............................  Diversified Telecommunication Services  11,592,000    14,568,163
     PT Telekomunikasi Indonesia TBK, B ..................  Diversified Telecommunication Services  88,938,120    38,278,199
                                                                                                                 -----------
                                                                                                                  69,914,695
                                                                                                                 -----------
    *ISRAEL .4%
     Check Point Software Technologies Ltd. ..............           Internet Software & Services      386,500     5,240,940
                                                                                                                 -----------
     MALAYSIA 1.3%
     Genting Bhd. ........................................           Hotels Restaurants & Leisure    3,251,400    12,492,221
     Petronas Dagangan Bhd. ..............................                     Oil & Gas               230,000       345,000
     SIME Darby Bhd. .....................................             Industrial Conglomerates      2,712,000     3,568,421
                                                                                                                 -----------
                                                                                                                  16,405,642
                                                                                                                 -----------
     MEXICO 5.9%
     Cemex SA ............................................              Construction Materials       2,324,685    12,318,844
     Fomento Economico Mexicano SA de CV Femsa ...........                     Beverages               255,560    10,023,063
    *Grupo Carso SA de CV ................................             Industrial Conglomerates      3,347,400    10,077,542
     Kimberly Clark de Mexico SA de CV, A ................              Paper & Forest Products     10,819,300    28,829,708
     Telefonos de Mexico SA de CV (Telmex), L, ADR .......  Diversified Telecommunication Services     326,494    10,473,928
     Tubos de Acero de Mexico SA, ADR ....................            Energy Equipment & Services      552,870     5,086,404
                                                                                                                 -----------
                                                                                                                  76,809,489
                                                                                                                 -----------
     PERU .1%
     Credicorp Ltd. ......................................                       Banks                 236,900     1,843,082
                                                                                                                 -----------
     PHILIPPINES 1.5%
     San Miguel Corp., B .................................                     Beverages            19,434,544    19,695,216
                                                                                                                 -----------
     POLAND 1.6%
     Polski Koncern Naftowy Orlen SA .....................                     Oil & Gas             4,599,165    20,290,350
                                                                                                                 -----------
     RUSSIA 3.5%
    *GUM Trade House .....................................                 Multiline Retail            486,000       631,800
    *JSC Mining and Smelting Co. Norilsk Nickel ..........                  Metals & Mining            274,650     5,712,720
     Lukoil Holdings, ADR ................................                     Oil & Gas               320,400    20,826,000
     Mosenergo, ADR ......................................                Electric Utilities           736,260     2,208,780

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
STATEMENT OF INVESTMENTS, JUNE 30, 2002 (UNAUDITED) (CONT.)


                                                                                                       SHARES/
                                                                               INDUSTRY                RIGHTS     VALUE
----------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     RUSSIA (CONT.)
     Rostelecom, ADR ..................................... Diversified Telecommunication Services      199,165  $  1,194,990
    *Tatneft .............................................                     Oil & Gas             6,583,730     4,630,749
     Unified Energy Systems ..............................                Electric Utilities       106,307,100    10,790,170
                                                                                                                ------------
                                                                                                                  45,995,209
                                                                                                                ------------
     SINGAPORE 3.1%
     Cycle & Carriage Ltd. ...............................                   Distributors              931,864     2,500,091
     Fraser & Neave Ltd. .................................                     Beverages             4,161,465    18,490,166
     Keppel Corp. Ltd. ...................................              Diversified Financials       5,542,053    12,923,876
     Singapore Airlines Ltd. .............................                     Airlines                530,000     3,869,817
     Singapore Telecommunications Ltd. ................... Diversified Telecommunication Services    3,182,000     2,467,435
                                                                                                                ------------
                                                                                                                  40,251,385
                                                                                                                ------------
     SLOVAK REPUBLIC .1%
     Slovnaft AS .........................................                     Oil & Gas                75,471     1,202,891
                                                                                                                ------------
     SOUTH AFRICA 15.4%
     ABSA Group Ltd. .....................................                       Banks               1,275,200     4,016,076
     Anglo American PLC ..................................                  Metals & Mining            300,700     5,015,944
     Barloworld Ltd. .....................................             Industrial Conglomerates      3,628,491    22,172,156
     Bidvest Group Ltd. ..................................             Industrial Conglomerates         34,900       155,713
    *Datatec Ltd. ........................................             IT Consulting & Services      1,087,400     1,729,715
     Firstrand Ltd. ......................................                       Banks              10,489,000     7,782,818
     Imperial Holdings Ltd. ..............................                 Specialty Retail          1,161,063     6,249,019
     Investec Group Ltd. .................................              Diversified Financials         244,750     3,774,515
     Johnnic Holdings Ltd. ...............................    Wireless Telecommunication Services      474,424     1,932,668
     Liberty Group Ltd. ..................................                     Insurance             1,748,648     9,497,991
     Nampak Ltd. .........................................              Containers & Packaging       2,843,200     3,778,064
     Nedcor Ltd. .........................................                       Banks                 592,900     6,728,351
     Old Mutual PLC ......................................                     Insurance             9,504,270    13,509,026
     Remgro Ltd. .........................................             Industrial Conglomerates      2,674,289    18,001,519
     Reunert Ltd. ........................................     Electronic Equipment & Instruments    1,763,800     3,216,240
     Sanlam Ltd. .........................................                     Insurance            11,105,800     9,253,038
     Sasol Ltd. ..........................................                     Oil & Gas             1,917,800    20,461,494
     Shoprite Holdings Ltd. ..............................               Food & Drug Retailing       1,743,000     1,310,208
     South African Breweries PLC .........................                     Beverages             5,134,226    40,585,783
     Standard Bank Group. Ltd. ...........................                       Banks                 103,500       321,241
     Tiger Brands Ltd. ...................................                   Food Products           2,391,725    16,238,676
     Tongaat-Hulett Group Ltd. ...........................                   Food Products           1,107,669     5,289,093
    *Venfin Ltd. .........................................  Wireless Telecommunication Services        365,200       619,884
     Woolworths Holdings Ltd. ............................                 Multiline Retail            745,874       317,593
                                                                                                                ------------
                                                                                                                 201,956,825
                                                                                                                ------------
     SOUTH KOREA 12.5%
     Cheil Jedang Corp. ..................................                   Food Products             217,070     8,868,654
    *Cho Hung Bank Co. Ltd. ..............................                       Banks               2,244,000    10,445,885
     Daelim Industrial Co. ...............................            Construction & Engineering       576,910     6,234,273
     Dongkuk Steel Mill Co. Ltd. .........................                  Metals & Mining            339,000     1,761,222
     Hanjin Heavy Industries Co. Ltd. ....................                     Machinery               501,530     1,321,571
     Hankook Tire Co. Ltd. ...............................                  Auto Components          1,668,110     3,411,098
    *Hankuk Electric Glass Co. Ltd. ......................    Electronic Equipment & Instruments        44,660     2,565,259
    *Hyundai Development Co. .............................            Construction & Engineering       620,150     3,953,907
     Hyundai Motor Co. Ltd. ..............................                    Automobiles              110,440     3,318,708
    *Jungsoft Co. Ltd. ...................................              Computers & Peripherals         80,305       907,854
     Kangwon Land Inc. ...................................           Hotels Restaurants & Leisure      122,894    16,396,082
     Kookmin Credit Card Co. Ltd. ........................              Diversified Financials         190,247     6,665,761
     Korea Electric Power Corp. ..........................                Electric Utilities         1,336,365    24,438,928
     Korea Gas Corp. .....................................                   Gas Utilities              40,620       574,015
     KT Corp. ............................................  Diversified Telecommunication Services      92,166     3,700,430
    *KT Freetel ..........................................   Wireless Telecommunication Services        39,798     1,310,059
    *LG Card Co. Ltd. ....................................              Diversified Financials          23,310     1,032,771
    *LG Chem Investment Ltd. .............................                  Pharmaceuticals            935,950    10,153,074

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
STATEMENT OF INVESTMENTS, JUNE 30, 2002 (UNAUDITED) (CONT.)


                                                                                                       SHARES/
                                                                               INDUSTRY                RIGHTS     VALUE
----------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     SOUTH KOREA (CONT.)
     LG Household & Health Care Ltd. .....................                Household Products            76,430  $  2,296,712
     Nong Shim Co. Ltd. ..................................                   Food Products              43,910     2,755,781
     POSCO ...............................................                  Metals & Mining             18,960     2,104,040
     Samsung Electronics Co. Ltd. ........................         Semiconductor Equipment & Products   83,779    22,912,129
     Samsung Fine Chemicals ..............................                     Chemicals               388,510     5,167,215
    *Samsung Heavy Industries Co. Ltd. ...................                     Machinery             2,012,760     7,361,716
    *Samsung Securities Co. Ltd. .........................              Diversified Financials         121,890     3,485,466
     SK Corp. ............................................                     Oil & Gas               101,110     1,739,798
     SK Telecom Co. Ltd. .................................      Wireless Telecommunication Services     38,931     8,721,450
                                                                                                                ------------
                                                                                                                 163,603,858
                                                                                                                ------------
     TAIWAN 7.9%
     Asustek Computer Inc. ...............................              Computers & Peripherals      1,406,000     4,229,363
     Avision Inc. ........................................              Computers & Peripherals      1,262,000     1,220,072
     China Airlines ......................................                     Airlines              4,224,000     1,668,866
     China Motor Co. Ltd. ................................                    Automobiles            5,395,000     5,603,307
    *Chinatrust Financial Holding Co. ....................                       Banks               6,028,000     5,322,538
     Chunghwa Telcom Co. Ltd. ............................  Diversified Telecommunication Services   2,372,000     3,833,822
     CMC Magnetics Corp. .................................              Computers & Peripherals      8,909,000     5,679,788
    *Compeq Manufacturing Co. Ltd. .......................              Computers & Peripherals      5,903,000     5,477,192
     Delta Electronics Inc. ..............................   Electronic Equipment & Instruments      2,580,600     3,483,540
     Elan Microelectronics Corp. .........................                     Software                972,000     1,026,986
     Giant Manufacturing Co. .............................           Leisure Equipment & Products    3,848,000     4,019,611
     International Commercial Bank of China ..............                       Banks              10,632,000     6,714,612
     Phoenixtec Power Co. Ltd. ...........................               Electrical Equipment        4,833,000     3,746,624
    *Pou Chen Corp. ......................................                Textiles & Apparel         6,202,000     4,863,586
    *President Chain Store Corp. .........................               Food & Drug Retailing         508,000       950,314
    *Procomp Informatics Co. Ltd. ........................                     Machinery             5,760,000     5,930,679
     Ritek Corp. .........................................              Computers & Peripherals     10,064,000     8,103,011
    *Siliconware Precision Industries Co. Ltd. ...........     Semiconductor Equipment & Products    6,841,000     4,791,362
    *Sinopac Holdings ....................................                       Banks               9,723,999     4,249,338
     Taiwan Cellular Corp. ...............................             Communications Equipment      2,234,000     2,855,187
     UNI-President Enterprises Corp. .....................                   Food Products          11,035,000     4,046,057
    *Universal Scientific Industrial Co. Ltd. ............               Electrical Equipment        1,795,000       676,953
     Via Technologies Inc. ...............................    Semiconductor Equipment & Products       179,000       393,789
     Walsin Lihwa Corp. ..................................               Electrical Equipment        5,016,000     1,411,266
    *Wintek Corp. ........................................    Electronic Equipment & Instruments     1,394,000       876,205
    *Yageo Corp. .........................................    Electronic Equipment & Instruments    13,374,000     5,924,430
    *Yuanta Core Pacific Securities Co. ..................              Diversified Financials       9,509,000     5,891,538
                                                                                                                ------------
                                                                                                                 102,990,036
                                                                                                                ------------
     THAILAND 4.2%
     Electricity Generating Public Co. Ltd., fgn. ........                Electric Utilities         1,383,400     1,374,073
     Hana Microelectronics Co. Ltd., fgn. ................    Electronic Equipment & Instruments       596,700     1,030,180
     PTT Exploration & Production Public Co. Ltd., fgn. ..                     Oil & Gas             3,856,700    10,865,252
     PTT Public Co. Ltd., fgn. ...........................                     Oil & Gas             3,840,000     3,328,678
    *Shin Corporation Public Co. Ltd., fgn. ..............   Wireless Telecommunication Services    26,777,100     9,026,713
     Siam Cement Public Co. Ltd. .........................              Construction Materials         212,384     4,858,290
     Siam Cement Public Co. Ltd., fgn. ...................              Construction Materials         786,666    20,381,715
    *Telecomasia Corp Public Co. Ltd., rts. ..............  Diversified Telecommunication Services   2,088,420             1
    *Thai Farmers Bank Public Co. Ltd., fgn. .............                       Banks               4,364,551     3,494,373
                                                                                                                ------------
                                                                                                                  54,359,275
                                                                                                                ------------
     TURKEY 5.0%
    *Akbank ..............................................                       Banks          8,786,062,634     28,261,688
    *Arcelik AS, Br. .....................................                Household Durables    1,256,916,440      7,927,573
     Enka Holding AS .....................................             Industrial Conglomerates     22,930,050     1,475,159
    *Haci Omer Sabanci Holding AS ........................              Diversified Financials     718,592,823     1,767,587
    *KOC Holding AS ......................................              Diversified Financials     974,959,982     9,531,307
    *Tofas Turk Otomobil Fabrikasi AS ....................                    Automobiles          127,077,239       328,615
     Tupras-Turkiye Petrol Rafineleri AS .................                     Oil & Gas         2,751,063,295    11,278,397

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
STATEMENT OF INVESTMENTS, JUNE 30, 2002 (UNAUDITED) (CONT.)


                                                                                                            SHARES/
                                                                            INDUSTRY                   RIGHTS     VALUE
----------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     TURKEY (CONT.)
    *Vestel Electronik Sanayi ve Ticaret AS ..............               Household Durables      844,750,000  $    1,704,950
    *Yapi ve Kredi Bankasi AS ............................                   Banks             3,143,005,500       3,122,199
                                                                                                              --------------
                                                                                                                  65,397,475
                                                                                                              --------------
     TOTAL COMMON STOCKS (COST $1,222,838,738) ...........                                                     1,206,439,963
                                                                                                              --------------
     PREFERRED STOCKS 3.8%
     Banco Bradesco SA, pfd. .............................                   Banks             4,214,278,177      16,599,873
     Centrais Eletricas Brasileiras SA (Eletrobras),
     B, pfd. .............................................             Electric Utilities        224,885,720       2,138,728
     Cia de Bebidas Das Americas (Ambev), pfd. ...........                   Beverages             8,490,000       1,318,089
     Cia Vale do Rio Doce, A, pfd. .......................                Metals & Mining            353,380       9,154,272
     Companhia Paranaense de Energia-Copel, B, pfd. ......              Electric Utilities       793,463,000       3,252,127
     Duratex SA, pfd. ....................................               Building Products       204,493,639       3,185,688
     Embraer-Empresa Brasileira de Aeronautica SA, pfd. ..              Aerospace & Defense           28,122         149,692
     Petroleo Brasileiro SA, pfd. ........................                   Oil & Gas               327,000       5,697,552
    *Siam Commercial Bank, 5.25%, cvt., fgn., pfd. .......                     Banks              11,366,800       7,868,902
                                                                                                              --------------
     TOTAL PREFERRED STOCKS (COST $63,858,644) ...........                                                        49,364,923
                                                                                                              --------------

                                                                                                  PRINCIPAL
                                                                                                   AMOUNT
                                                                                              ---------------
     SHORT TERM INVESTMENTS (COST $50,021,414) 3.8%
     U.S. Treasury Bills, 1.662% to 1.717%, with
     maturities to 9/26/02 ...............................                                    $   50,188,000      50,029,847
                                                                                                              --------------
     TOTAL INVESTMENTS (COST $1,336,718,796) 99.8% .......                                                     1,305,834,733
     OTHER ASSETS, LESS LIABILITIES .2% ..................                                                         2,571,720
                                                                                                              --------------
     TOTAL NET ASSETS 100.0% .............................                                                    $1,308,406,453
                                                                                                              ==============



     *Non-income producing.
                       See notes to financial statements.

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
Financial Statements


STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2002 (UNAUDITED)

Assets:
 Investments in securities, at value (cost $1,336,718,796) .....................................................  $1,305,834,733
 Foreign currency, at value (cost $3,147,247) ..................................................................       3,171,125
 Receivables:
  Investment securities sold ...................................................................................      12,067,599
  Capital shares sold ..........................................................................................         459,507
  Dividends and interest .......................................................................................       3,979,624
                                                                                                                  --------------
      Total assets .............................................................................................   1,325,512,588
                                                                                                                  --------------
Liabilities:
 Payables:
  Investment securities purchased ..............................................................................      12,950,551
  Capital shares redeemed ......................................................................................       1,972,814
  To affiliates ................................................................................................       1,483,213
 Accrued expenses ..............................................................................................         699,557
                                                                                                                  --------------
      Total liabilities ........................................................................................      17,106,135
                                                                                                                  --------------
Net assets, at value ...........................................................................................  $1,308,406,453
                                                                                                                  ==============
Net assets consist of:
 Undistributed net investment income ...........................................................................  $   10,280,236
 Net unrealized depreciation ...................................................................................     (31,193,645)
 Accumulated net realized loss .................................................................................    (679,212,143)
 Capital shares ................................................................................................   2,008,532,005
                                                                                                                  --------------
Net assets, at value ...........................................................................................  $1,308,406,453
Net asset value per share ($1,308,406,453 / 151,493,227 shares outstanding) ....................................  ==============
                                                                                                                           $8.64
                                                                                                                           =====

                       See notes to financial statements.
18

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
Financial Statements (CONTINUED)


STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)

Investment Income:
 (net of foreign taxes of $2,120,170)
 Dividends ........................................................................................  $23,402,543
 Interest .........................................................................................      203,390
                                                                                                     -----------
      Total investment income .....................................................................                 $23,605,933
Expenses:
 Management fees (Note 3) .........................................................................    8,462,095
 Administrative fees (Note 3) .....................................................................      585,282
 Transfer agent fees (Note 3) .....................................................................       18,500
 Custodian fees ...................................................................................      851,300
 Reports to shareholders ..........................................................................       13,800
 Registration and filing fees .....................................................................       22,100
 Professional fees ................................................................................       45,600
 Directors' fees and expenses .....................................................................       21,200
 Other ............................................................................................        1,300
                                                                                                     -----------
      Total expenses ..............................................................................                  10,021,177
                                                                                                                    -----------
           Net investment income ..................................................................                  13,584,756
                                                                                                                    -----------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments .....................................................................................   12,351,240
  Foreign currency transactions ...................................................................   (1,165,834)
                                                                                                     -----------
      Net realized gain ...........................................................................                  11,185,406
  Net unrealized appreciation (depreciation) on:
      Investments .................................................................................   70,256,406
      Translation of assets and liabilities denominated in foreign currencies .....................     (379,170)
                                                                                                     -----------
       Net unrealized appreciation ................................................................                  69,877,236
                                                                                                                    -----------
Net realized and unrealized gain ..................................................................                  81,062,642
                                                                                                                    -----------
Net increase in net assets resulting from operations ..............................................                 $94,647,398
                                                                                                                    ===========

                       See notes to financial statements.

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)
AND THE YEAR ENDED DECEMBER 31, 2001

                                                                                                SIX MONTHS ENDED    YEAR ENDED
                                                                                                  JUNE 30, 2002  DECEMBER 31, 2001
                                                                                                ----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...................................................................     $     13,584,756   $   26,048,455
  Net realized gain (loss) from investments and foreign currency transactions .............           11,185,406     (240,030,176)
  Net unrealized appreciation on investments and translation of assets and
  liabilities denominated in foreign currencies ...........................................           69,877,236      128,565,285
                                                                                                ----------------------------------
      Net increase (decrease) in net assets resulting from operations .....................           94,647,398      (85,416,436)
Distributions to shareholders from net investment income ..................................           (2,953,919)     (23,419,553)
Capital share transactions (Note 2) .......................................................          (57,866,337)    (292,612,961)
                                                                                                ----------------------------------
      Net increase (decrease) in net assets ...............................................           33,827,142     (401,448,950)

Net assets:
 Beginning of period ......................................................................        1,274,579,311    1,676,028,261
                                                                                                ----------------------------------
 End of period ............................................................................     $  1,308,406,453   $1,274,579,311
                                                                                                ==================================
Undistributed net investment income included in net assets:
 End of period ............................................................................     $     10,280,236   $     (350,601)
                                                                                                ==================================


                       See notes to financial statements.
20

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
Notes to Financial Statements (unaudited)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Emerging Market Series (the Fund) is a separate, diversified series of Templeton Institutional Funds, Inc. (the Company), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks to achieve long-term capital growth by investing at least 80% of its total assets in equity securities of developing markets issuers. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

D. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Company are allocated among the funds comprising the Company based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
Notes to Financial Statements (unaudited) (CONTINUED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

G. REDEMPTION FEES

Effective September 17, 2001, the Fund charges a 2% redemption fee to market timers who redeem shares held for less than 90 days. Such fees are retained by the Fund and accounted for as paid in capital.


2. CAPITAL STOCK

At June 30, 2002, there were 1.14 billion shares authorized ($0.01 par value) for the company, of which 325 million have been classified as Fund shares. Transactions in the Fund's shares were as follows:

                                                                           SIX MONTHS ENDED                YEAR ENDED
                                                                             JUNE 30, 2002              DECEMBER 31, 2001
                                                                   -----------------------------------------------------------
                                                                       SHARES        AMOUNT           SHARES        AMOUNT
                                                                   -----------------------------------------------------------
Shares sold ......................................................   23,223,194  $ 201,493,033      28,807,538  $ 232,014,728
Shares issued on reinvestment of distributions ...................      310,044      2,753,193       2,658,597     21,561,225
Shares redeemed ..................................................  (29,839,729)  (262,112,563)    (67,094,362)  (546,188,914)
                                                                   -----------------------------------------------------------
Net decrease .....................................................   (6,306,491) $ (57,866,337)    (35,628,227) $(292,612,961)
                                                                   ===========================================================

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Company are also officers or directors of Templeton Asset Management Ltd. (TAML), Franklin Templeton Services, LLC (FT Services), Franklin/Templeton Distributors, Inc. (Distributors), and Franklin/Templeton Investor Services, LLC (Investor Services), the Fund's investment manager, administrative manager, principal underwriter, and transfer agent, respectively.

The Fund pays an investment management fee to TAML of 1.25% per year of the average daily net assets of the Fund. The Fund pays its allocated share of an administrative fee to FT Services based on the Company's aggregate average daily net assets as follows:

        ANNUALIZED
        FEE RATE  AVERAGE DAILY NET ASSETS
        -------------------------------------------------------------
        0.150%    First $200 million
        0.135% Over $200 million, up to and including $700 million 0.100% Over $700 million, up to and including $1.2 billion
        0.075%    Over $1.2 billion


4. INCOME TAXES

At June 30, 2002, the cost of investments and net unrealized depreciation for income tax purposes were as follows:

                 Cost of investments .................. $1,356,196,423
                                                        ---------------
                 Unrealized appreciation ..............    126,628,909
                 Unrealized depreciation ..............   (176,990,599)
                                                        ---------------
                 Net unrealized depreciation .......... $  (50,361,690)
                                                        ===============

Net investment income and net realized gains differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, passive foreign investment companies, wash sales, and losses realized subsequent to October 31 on the sales of securities and foreign currencies.

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
Notes to Financial Statements (unaudited) (CONTINUED)


4. INCOME TAXES (CONT.)

At December 31, 2001 the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                 Capital loss carryovers expiring in:
                  2006 ............................. $ 85,095,886
                  2007 .............................  248,064,895
                  2008 .............................   30,672,686
                  2009 .............................  247,701,190
                                                     ------------
                                                     $611,534,657
                                                     ============

At December 31, 2001 the Fund had deferred capital and foreign currency losses occurring subsequent to October 31, 2001 of $33,758,426 and $1,289,208, respectively. For tax purposes, such losses will be reflected in the period ending December 31, 2002.


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2002 aggregated $373,334,005 and $423,442,729, respectively.

                       This page intentionally left blank.

This report must be preceded or accompanied by the current prospectus of the Templeton Institutional Funds, Inc. Emerging Markets Series, which contains more complete information, including risk factors, charges and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be determined by the presence of a regular beeping tone.












                                                       PRINCIPAL UNDERWRITER:

                                                           FRANKLIN TEMPLETON
                                                           DISTRIBUTORS, INC.
                                                         100 Fountain Parkway
                                                               P.O. Box 33030
                                           St. Petersburg, Florida 33733-8030

                                       INSTITUTIONAL SERVICES: 1-800-321-8563
                                             FUND INFORMATION: 1-800-362-6243



[LOGO OMITTED]

ZT456 S 08/02